UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

X .	Preliminary Information Statement

.	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

.	Definitive Information Statement

Kat Racing, Inc.

(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

X .	No fee required.

.	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

COMMON STOCK

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

.	Fee paid previously with preliminary materials.

.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Kat Racing, Inc.

9500 W. Flamingo Rd. Suite 205, Las Vegas, NV 89147

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is being mailed on or about December ____, 2012 to the stockholders of record on November 20, 2012 (the “Record Date”) of Kat Racing, Inc., a Nevada corporation (the “Company”) in connection with action taken by the written consent of stockholders holding a majority of the voting power of the outstanding capital stock of the Company and at a meeting of the Board of Directors held by consent.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors

Dated: November 21, 2012	/s/ Julie Bauman
Julie Bauman
Sec/Treas/Dir.

NOTICE OF ACTION PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

IN LIEU OF A MEETING OF THE STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the articles are being amended changing the name of the corporation to Prairie West Oil & Gas, Ltd.  and increasing the authorized shares to Three Hundred Million common shares.   The amendment was adopted pursuant to written consent of stockholders holding a majority of the voting power of the outstanding capital stock of the Company.

INTRODUCTION

At a meeting held without notice by consent of the Board of Directors, the Board of Directors unanimously approved the amendment and recommended a vote by the shareholders.

Stockholders holding shares comprising over fifty percent (50%) of the total voting power of the Company provided their written consents to the following:

1) an amendment of our Articles of Incorporation to change the name of the corporation to Prairie West Oil & Gas, Ltd. and increase the authorized number of shares of common stock to Three Hundred Million common shares;

Stockholders of the Company executed written consents in accordance with Nevada Statutes.

This Information Statement will serve as written notice to stockholders as contemplated pursuant to the Company’s Bylaws.

The actions hereunder are expected to be effective approximately 20 days from the date of the filing of the Definitive 14(c).

PURPOSE OF STOCKHOLDER ACTION

Change in Name

The purpose of the change in the name of the corporation is to more closely relate to the business purpose of the corporation.

Increase in Authorized

The purpose of the increase in the authorized common stock is to allow for available shares for future fundraising.   In the event that the increase in common stock were not undertaken, the stock would be unavailable for issue by the corporation in fundraising efforts thus making fundraising for the corporation nearly impossible and depriving the corporation of necessary operating capital for expansion.

OUTSTANDING SHARES AND VOTING RIGHTS

AS OF THE RECORD DATE

As of the Record Date, the Company’s authorized capitalization consisted of Seventy Million (70,000,000) shares of Common Stock, of which Five Million Seven Hundred Fifty Nine Thousand (5,749,000)  shares were issued and outstanding.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

At a meeting held without notice by consent of the Board of Directors, the Board of Directors unanimously approved the  amendment and recommended a vote by the shareholders.

No less than Two Million Eight Hundred Seventy Four Thousand Five Hundred (2,874,500) votes, representing a majority of the voting power of the outstanding capital stock of the Company, were required to approve the Amendment.

Stockholders holding Four Million (4,000,000) shares of Common Stock gave their written consents in favor of the Amendment.  No other stockholder consents will be solicited in connection with this Information Statement.

STOCKHOLDERS PROVIDING WRITTEN CONSENTS

Set forth below is a table of the stockholders who have given their consent and the number of shares of  stock beneficially owned by such stockholders as of November 20, 2012:

Name	Number of Shares Beneficially Owned	Percent of Outstanding Shares Owned
Michael Zuliani	2,000,000	34.7%
Julie Bauman	2,000,000	34.7%
Total	4,000,000	69.4%

EFFECTS OF THE AMENDMENT

It is the belief that the change in name will allow the name to more closely reflect the business purpose of the corporation.

It is the belief that the increase in authorized will increase the opportunities for fundraising.

The actions hereunder are expected to be effective approximately 20 days from the date of the filing of the Definitive 14(c).

DESCRIPTION OF CAPITAL STOCK

The Company’s authorized capitalization consists of Seventy Million shares of Common Stock, par value $0.001 and Five Million shares of Preferred Stock, par value $0.001.  The capital stock of this corporation is non-assessable and not subject to assessment to pay the debts of the Company.

Common Stock

Common Stock may be issued by the Board with or without the consent of stockholders.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

Preferred Stock

Preferred Stock may be issued by the Board with or without the consent of stockholders.  Each share of the preferred stock will have the terms, conditions and rights assigned to it by the Board of Directors at the time of issuance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of the shares of the Company’s Common Stock owned as of November 20, 2012 by all persons known to the Company who own more than 5% of the outstanding number of such shares, by all directors of the Company, and by all officers and directors of the Company as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

Name	Number of Shares Beneficially Owned	Percent of Outstanding Shares Owned
Michael Zuliani	2,000,000	34.7%
Julie Bauman	2,000,000	34.7%
Total	4,000,000	69.4%

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended (the “EXCHANGE ACT”), requires the Company’s executive officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended Dec. 31, 2011, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Julie Bauman	None	0	0
Michael Zuliani	None	0	0

FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION

The Company hereby incorporates by reference the financial statements, management's discussion and analysis of financial condition and results of operations, changes in and disagreements with accountants on accounting and financial disclosure and quantitative and qualitative disclosures about market risk, as contained in the Company’s Form 10K, filed February 21, 2012 and the Company’s 10Q filed August 14, 2012.

ADDITIONAL INFORMATION

The Company has furnished one information statement to stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders.  The Company will furnish additional copies upon request by a stockholder to:  9500 W. Flamingo Rd. Suite 205, Las Vegas, NV 890147

By Order of the Board of Directors

Dated: November 21, 2012	/s/ Julie Bauman
Julie Bauman,
Sec./Treas/ Dir.